BioRestorative Therapies

A Stem Cell Biotechnology Company

Innovations Conference | February 9, 2015

Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of the federal securities laws, including statements concerning the ability of BioRestorative Therapies, Inc. (the "Company") to develop its adult stem cell business, the future of regenerative medicine and the role of adult stem cells in that future, and the potential revenue growth of the Company's business. Such forward-looking statements, including revenue assumptions, involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: (1) the Company's limited operating history, lack of significant revenues, substantial losses since inception, and substantial working capital deficiency and stockholders' deficiency, (2) the Company's ability to obtain sufficient financing to satisfy its debt obligations and funds its operations, (3) the ability of the Company to obtain reimbursement for its therapies from private and governmental insurers, (4) the Company's ability to build management, human resources and infrastructure necessary to support the growth of its business, (5) competitive factors beyond the Company's control, (6) scientific and medical developments beyond the Company's control, (7) the Company's ability to comply with applicable federal, state, local, and international governmental requirements, (8) the Company's ability to protect its proprietary rights both within and outside the United States, and (9) other factors discussed in the Company's periodic documents filed with the Securities and Exchange Commission (which are available for review at www.sec.gov). Given these uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. We assume no obligation to update these forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

BioRestorative Therapies (BRT)

Research and Development focus cell based therapies

brtxDISC™ Mesenchymal stem cells for the treatment of chronic Lumbar Disc Disease (cLDD)

- Lead therapeutic product – successful pre-IND meeting

ThermoStem® Brown adipose tissue preclinical program for the treatment of metabolic disorders

- Cell based approach - brown adipose derived stem cells
- Pre-clinical therapy for obesity and type 2 diabetes
- Potential small molecule application and biologic discovery program

BRT develops products and medical therapies using cell and tissue protocols, primarily involving adult stem cells

BRT's Lead Therapeutic Product: *brtxDISC™*



Addressing the pathophysiology and symptoms of intervertebral disc diseas

brtxDISC™ Treatment for Lumbar Disc Disease

brtxDISC™ is BioRestorative Therapies' lead product candidate

brtxDISC™ is an autologous hypoxic cultured Mesenchymal Stem Cell (MSC) product derived from adult human bone marrow formulated with a proprietary carrier

- 13/132,840 Methods and Compositions to Facilitate Repair of Avascular Tissue

Therapeutic application of *brtxDISC*™ is a sterile cellular product to be provided in vials for injection into damaged lumbar discs in a 30 minute outpatient procedure

The Market Opportunity: Lower Back Pain (LBP)

LBP is the most common, disabling and costly musculoskeletal problem

Global population prevalence of LBP

- 84% of populace with an occurrence during lifetime
- 23% with pain recurrence within 6 months
- 11% with chronic LBP

Out of 291 medical conditions evaluated in the Global Burden of Disease 2010 Study, LBP ranked as the number one cause of disability

Quality of life deteriorates with lower back pain

Annual direct healthcare costs of LBP in the United States is approaching $100 billion

The Problem: No Good Treatments for Lower Back Pain

Today's treatments do not address the pathophysiology of the disease

- Non-Surgical treatments
  - Physical therapy and weight loss
  - Non-steroidal anti-inflammatory drugs
  - Spinal manipulation (chiropractic care)
  - Epidural steroid injections
- Surgical treatments
  - Surgery (percutaneous, minimally invasive, fusion/disc replacement)

Clinical and economic outcomes point to the need for a radical change in treatment

At the present time, therapy for discogenic back pain is largely empirical and aimed at relieving symptoms rather than addressing the underlying disease mechanism.

The Solution: *brtxDISC*™ to treat Lumbar Disc Disease

The clinical benefit of mesenchymal stem cells (MSCs) is due to a number of mechanisms that act upon the site of pathology in the disc

- Replacement: MSCs differentiation into chondrocytes
- Repair/Regeneration: Activation of certain beneficial signal transduction pathways for the recruitment of endogenous cells to the vasculature
- Repair/Regeneration: Inducement of the immune system to inhibit the chronic inflammation associated with the damaged disc
- Repair/Regeneration: Restoration of system that removes lactic acid waste from the disc

Replacement, regeneration and repair of cells promotes healing of the disc

brtxDISC™ Treatment Process

brtxDISC™ production begins with the physician collecting (1) bone marrow and (2) blood plasma from the patient

- Bone marrow harvested from the patient's iliac crest under a local anesthesia
- Peripheral blood collected from the patient

Physician sends patient bone marrow and blood samples to BioRestorative for lab culturing and proprietary carrier preparation

Process takes approximately 3 weeks

BRT sends therapeutic stem cell cryopreserved in a vial back to physician where it is thawed prior to the procedure

Patient receives cells via a 25 gauge needle device in the physician office in a 30 minute outpatient procedure

Clinical Results from a Physician Sponsored Study

Patients received injection of autologous Mesenchymal Stem Cells to the intervertebral disc

- Autologous mesenchymal stems cells are safe
  - No adverse events observed
  - Maximum dose of 40 million stem cells well tolerated
- Mesenchymal stems cells are effective
  - Patients experienced pain relief, healing
  - Benefits in mobility and decreases in disability
  - Beneficial disc morphology changes observed

Study suggests that autologous mesenchymal stem cells administered for lower back pain are safe and effective

Impact of Stem Cells on Disc Morphology

MRIs of patient treated with BioRestorative Stem Cell Technology



Before stem cell treatment



After stem cell treatment

Stem cells may have a significant impact on the morphology of the disc and bring relief of symptoms

Clinical Development Plans

brtxDISC™ is an autologous MSC product injected into the intervertebral disc. MSCs will be formulated with a proprietary carrier.

- Therapeutic application of *brtxDISC™* in treatment of cLDD delivered by a standard 20G 3.5 inch introducer needle and a 25G 6 inch needle to enter the disc
- Company envisions conducting Phase 1/2a, Phase 2b, Phase 3 clinical trials under the regulation of the FDA's Center for Biologics Evaluation and Research (CBER)
  - Phase 1/2a will investigate safety and determine maximum tolerated dose
  - Phase 2b will investigate safety and efficacy of selected dose
  - Phase 3 will further investigate safety and efficacy of selected dose

BioRestorative Therapies has a deep and rich pipeline of additional regenerative medicine therapies

brtxDISC™ Clinical Trial Principal Investigators

Gregory E. Lutz, M.D.; BRT Chief Medical Advisor for Spine Medicine

- Physiatrist-in-Chief Emeritus for Hospital for Special Surgery (HSS) and is a member of the Board of Trustees
- Regenerative Medicine clinical trial experience
- Associate Professor of Clinical Rehabilitation Medicine, Weill Medical College of Cornell
- Consulting physician to the National Hockey League Players' Association

Wayne Olan, M.D.; Member of BRT Scientific Advisory Board

- Associate Professor at The George Washington University School of Medicine & Health Sci
- Director of Interventional and Endovascular Neurosurgery
- Published extensively on minimally invasive spinal interventions
- Experience in medical devices for the spine

Target Physicians Likely To Treat Discs with Stem Cells

Large pool of physicians in the United States that will use *brtxDISC™*

Physicians currently trained and skilled in performing spinal injections are the target physicians for injections of *brtxDISC™*

- Interventional physiatrists (physical medicine physicians)
- Pain management - anesthesiologists
- Interventional radiologists
- Neurosurgeons

Greater than 10,000 total target physicians estimated in the United States

brtxDISC™ Revenue Assumptions

- *brtxDISC*™ effective in a wide spectrum of lumbar disc disease (from IDD to protrusions to moderate/severe disc degeneration)
- Non-steep learning curve for physicians
- Up to 10% market penetration in the first year
- Maximum market penetration of 80% by year 5
- $15,000 price per procedure (acceptable to out-of-pocket early adopters)
  - $7,500 of revenue to BioRestorative
  - $5,000 of revenue to the physician
  - $2,500 of revenue for MRI's, needles, additional tests, shipping
- Compared to cost of surgery that can be as high as $100,000 (disc fusion) without favorable outcomes and significant additional cost and time for physical therapy
- Manufacturing cost of *brtxDISC*™~$600 implying a >90% gross margin

Pipeline Overview and Anticipated Progress in 2015

Program	Preclinical	Phase 1	Phase 2	Phase 3
Autologous *brtxDISC™*		Begin Phase 1/2a 2015		
Allogeneic *brtxDISC™*				
Proprietary Development Project				

Market Adoption Strategy

Phase 3 study showing a clinically meaningful effect of MSCs treating disc protrusions will help drive market adoption

- Long term follow-up data confirming the safety and efficacy of the therapy
- Company plans to conduct other supportive studies
- Promotional activities at spine/orthopedic physician conferences
- Physician education materials and marketing via a sales force
- Economic incentives to the caregiver
- Insurance reimbursement strategy based on clinical and economic data

Positive Phase 3 results could make brtxDISC™ an accepted standard of care for chronic lower back pain

Strategic Partnerships for Distribution



Strategic partner will be sought for the marketing and distribution of *brtxDISC™*

Partner characteristics include

- Sales force with presence in the spine/orthopedic care setting
- Expertise and vision for the growth of the regenerative medicine market

BioRestorative product pipeline presents an attractive fit for companies with presence in the spine/orthopedic and regenerative medicine markets

Ample partnership opportunities exist for all global markets

North America | *Europe* | *Japan* | *Rest of world*

ThermoStem® Program (Brown Fat Stem Cells)

Potential Treatments for Metabolic Diseases


det HV mag spot HFW WD 2/15/2013 5 µm
15.00 kV 8 000 x 3.0 18.6 µm 10.4 mm 3:24:48 PM Diff 1

Magnification of brown adipose derived stem cells cultured and differentiated into brown adipocytes on porous extracellular matrix scaffolds

Metabolic Platform Program


Obesity
Metabolic Syndrome
Hypertension
Myopathies
Diabetes
Insulin Resistance
Atherosclerosis
Dyslipidaemia

ThermoStem® Brown Fat Program

"One of the most powerful organs in the body….Since it consumes both glucose and fatty acids, it is possible we could utilize brown fat to treat obesity and metabolic dysfunction seen in diabetes and hyperlipidemia."

Aaron M. Cypress, M.D., Ph.D., Joslin Diabetes Center and Harvard Medical School

Infants have a larger population of brown fat that is responsible for generating body heat and creating metabolic homeostasis

Potential Cellular Product as allogeneic "off the shelf" product using brown fat stem cells to treat type 2 diabetes and obesity

Developing a novel cellular therapy that transplants brown fat stem cells

BRT has identified a stem cell populations isolated from brown adipose depots in humans



BRT February 2014 Publication in *STEM CELLS* Journal


Volume 32, Number 2, February 2014
STEM CELLS®
The International Journal of Cell Differentiation and Proliferation
Inside This Issue
See Complete Table of Contents Inside
STEM CELLS TRANSLATIONAL MEDICINE
©AlphaMed Press
WILEY-BLACKWELL
www.StemCells.com

BioRestorative Therapies/Pfizer Collaboration

Jointly conducting a study entitled "Development and Validation of a Human Brown Adipose Cell Model"

BRT has a collection of human brown adipose tissue samples, pre-adipocyte cell lines and immortalized cell lines

Characterization of identity and metabolic function of cell lines

Preclinical Study Results on Glucose and Body Weight


Basal Blood Glucose Levels
A
Glucose (mg/dl)
600
500
400
300
200
100
0
1 2 3 4 5 6 7 8 9 10 11 12 13
Weeks after transplantation
Control
BADSC
Body Weight
B
Body weight (g)
40
35
30
25
20
15
10
5
0
1 2 3 4 5 6 7 8 9 10 11 12 13
Weeks after transplant
Control
BADSC

(A) Glucose levels of mice transplanted with BADSC/scaffolds and controls; (B) Weights of mice transplanted with BADSC/scaffolds and controls

Preclinical Study Results on Triglyceride and Cholesterol Levels


300
250
200
150
100
50
0
Trig – ctrl mg/dL
Trig – tx mg/dL
Chol – ctrl mg/dL
Chol – tx mg/dL
Baseline
1Mth
2Mth
3Mth
4Mth

	Baseline	1Mth	2Mth	3Mth	4Mth
Trig – ctrl mg/dL	115±16	147±13	159±21	165±14	188±16
Trig – tx mg/dL	120±14	142±15	131±19	113±11	114±10
Chol – ctrl mg/dL	136±16	151±15	188±26	224±34	251±22
Chol – tx mg/dL	125±12	130±14	136±24	126±19	130±15

BioRestorative Therapies Pipeline Summary

Intervertebral Disc Therapeutic Program

Product ID	Candidate Design	Preclinical Studies	Product Characterization	Human Clinical Studies

- *brtxDISC™* Autologous
- brtxDISC™ Allogeneic

Brown Fat Therapeutic Program

Product ID	Candidate Design	Preclinical Studies	Product Characterization	Human Clinical Studies

- *ThermoStem®*
- Other Candidates

In Summary

brtxDISC™

Successful pre-IND meeting with FDA

Expect to commence clinical trial by year end

ThermoStem®

Maintenance and regulation of metabolism

Metabolic Platform (Brown Fat) Program addresses large markets

Pfizer collaboration

Deep expertise in stem cell biology and public management

Thank You

bio**restorative** therapies

OTCBB: BRTX